UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 25, 2005

United Auto Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-12297	22-3086739
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2555 Telegraph Road, Bloomfield Hills, Michigan		48302
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	248-648-2500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02 Results of Operations and Financial Condition.

The following information is furnished pursuant to Item 2.02, "Results of Operations and Financial Condition."

On October 25, 2005, United Auto Group issued a press release announcing its third quarter 2005 financial results and other information. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

The following information is furnished pursuant to Item 7.01, "Regulation FD Disclosure."

On October 25, 2005, United Auto Group issued a press release announcing its third quarter 2005 financial results and other information. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

On October 25, 2005, United Auto Group issued a press release announcing its intention to acquire the assets of the Cush Automotive Group located in San Diego, California. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1 Third Quarter 2005 Earnings Press Release

Exhibit 99.2 Acquisition Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

United Auto Group, Inc.

October 25, 2005	By:	Robert H. Kurnick, Jr.

Name: Robert H. Kurnick, Jr.
Title: Executive Vice President

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Exhibit Index

Exhibit No.	Description

99.1	Earnings Press Release
99.2	Acquisition Press Release